UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-01884

Endowments
(Exact Name of Registrant as Specified in Charter)

P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (415) 421-9360

Date of fiscal year end: July 31

Date of reporting period: July 31, 2008

Patrick F. Quan
Capital Research and Management Company
P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Name and Address of Agent for Service)

Copies to:
Mitchell E. Nichter
Paul, Hastings, Janofsky & Walker LLP
55 Second Street
Twenty-Fourth Floor
San Francisco, California 94105
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

[logo - Capital Research and ManagementSM]

Endowments

Investments for nonproﬁt institutions

Annual report for the year ended July 31, 2008

EndowmentsSM

Endowments is managed by Capital Research and Management Company,SM which also manages the 30 American Funds.® American Funds is one of the nation’s largest mutual fund families. For more than 75 years, Capital Research has invested with a long-term focus based on thorough research and attention to risk.

Growth and Income Portfolio seeks to provide long-term growth of principal, with income and preservation of capital as secondary objectives, primarily through investments in common stocks.

Bond Portfolio seeks to provide as high a level of current income as is consistent with the preservation of capital through investments in fixed-income securities.

Figures shown in this report are past results and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com/endowments.

Here are returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2008 (the most recent calendar quarter-end):

	1 year	5 years	10 years
Growth and Income Portfolio
Average annual total return	—	+7.14%	+6.29%
Cumulative total return	–9.80%	+41.17%	+84.05%
Bond Portfolio
Average annual total return	—	+3.10%	+5.14%
Cumulative total return	+0.60%	+16.47%	+65.00%

The total annual fund operating expense ratios for Growth and Income Portfolio and Bond Portfolio were 0.67% and 0.75%, respectively, as of the most recent fiscal year-end. These figures do not reflect any fee waivers currently in effect; therefore, the actual expense ratios are lower.

The funds’ investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect actual expenses, with the waiver applied. Fund results would have been lower without the waiver. Please see the Financial Highlights tables on page 18 for details.

Bond Portfolio’s 30-day yield as of August 31, 2008, calculated in accordance with the Securities and Exchange Commission formula, was 6.27% (6.21% without the fee waiver).

The return of principal in the Bond Portfolio is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bonds owned by the fund.

Results at a glance
(for full fiscal years ending 7/31/76–7/31/08)

	Growth and Income Portfolio	Bond Portfolio

1976	+27.7%	+12.1%
1977	+6.4	+12.6
1978	+10.4	+0.7
1979	+10.1	+7.0
1980	+17.2	+3.6
1981	+15.3	–4.5
1982	–3.8	+18.4
1983	+56.0	+23.9
1984	–0.4	+7.9
1985	+30.5	+20.6
1986	+25.4	+21.0
1987	+20.2	+4.4
1988	–2.4	+8.6
1989	+23.2	+13.7
1990	+4.1	+6.9
1991	+15.0	+10.8
1992	+15.7	+18.7
1993	+10.0	+11.7
1994	+2.8	–1.4
1995	+18.6	+8.0
1996	+13.2	+6.3
1997	+38.4	+10.8
1998	+9.1	+6.7
1999	+18.2	+1.7
2000	–3.3	+5.1
2001	+18.2	+12.7
2002	–8.6	+2.8
2003	+10.2	+10.6
2004	+13.8	+6.4
2005	+10.3	+5.1
2006	+4.6	+1.9
2007	+16.0	+4.8
2008	–7.9	–1.8

Average
annual
compound
return*	+12.4%	+8.2%

*From July 26, 1975, when Capital Research and Management Company became the investment adviser of the funds’ assets, through July 31, 2008.

Results show total returns measuring capital appreciation and income return, assuming reinvestment of dividends and capital gain distributions.

Dear shareholders:

We are pleased to report to you at the close of our 2008 fiscal year.

Growth and Income Portfolio

For the 12 months ended July 31, 2008, the value of an investment in the Growth and Income Portfolio declined 7.9%.* Over the same period, the unmanaged Standard & Poor’s 500 Composite Index declined 11.1% and the Lipper Growth & Income Funds Index declined 12.5%.

*All percentage gain/loss figures used throughout this letter include reinvestment of distributions.

In many respects, the trends evident in the prior fiscal year not only continued this year, but together pushed the economy to a difficult crossroad. The problems in the housing market continued, weighing heavily on the financial sector as exotic securities based on mortgage loans dramatically lost value. Ultimately, even the largest banking institutions suffered billions in writeoffs, while a number of smaller mortgage companies and bond insurers failed. These events first pressured financial stocks and bonds, then spread to the markets at large.

The problems in housing and finance were exacerbated by renewed pressures on the American consumer. Oil prices continued their sharp climb, reaching $124 per barrel at fiscal year end, up from $78 at the start of the year. Inflation rose to 5.6% for the year based largely on skyrocketing energy costs. Yet with concerns about recession growing, the Federal Reserve lowered interest rates seven times during the fiscal year, from 5.25% to 2%. This action, along with a $163 billion government tax rebate program, helped stabilize markets to a degree, but volatility continues to plague many sectors of the equity market. Furthermore, the dollar weakened considerably during the period.

Thus far, the economy appears to have avoided outright recession. Preliminary data show the nation’s gross domestic product grew at an annual rate of 3.3% in the second quarter of 2008. While the financial sector has suffered through numerous write-downs to reflect the diminished values of its mortgage and bond holdings, corporate profits outside the financial sector have held up well.

Given the environment and the market’s decline of more than 11%, we take some comfort in having held our decline to less than 8%. We have discussed in past reports the fund’s large position in high quality, large-capitalization companies. These stocks generally served the fund well during this period, which helps explain why our return was better than the market index. In addition, while our financial stocks did poorly, we had considerably less exposure to the sector than the index. Our cash position, held as a buying reserve, also was helpful in this regard.

Consistent with our research-driven process, we continue to hold positions in the portfolio that we believe will produce superior long-term returns. As you can see on page 4, this disciplined approach has served the portfolio well over many years.

The percentage of assets invested in equities was 89% as of July 31, up slightly from 88% at the beginning of the fiscal year. The remainder was held in interest-bearing cash equivalents.

Bond Portfolio

For the 12 months ended July 31, 2008, the value of an investment in the Bond Portfolio declined 1.8%. During the period, the unmanaged Lehman Brothers U.S. Aggregate Index reported a gain of 6.2%, while the return for the Lipper Corporate Debt A-Rated Funds average was 1.7%.

Throughout the year, the bond market came under pressure, with mortgage- and other asset-backed securities leading much of the market lower. Mortgage defaults led to severe reductions in the value of mortgage-backed securities, and raised questions about the solvency of a number of financial institutions — major issuers of corporate securities. The Federal Reserve, in addition to lowering interest rates, also boosted its use of the discount window in an attempt to inject liquidity into the financial system.

Despite the Fed’s efforts, risk premiums widened considerably over the fiscal year, and many corporate securities fell in value. Long-term and lower-rated issues were hit particularly hard. Only Treasuries and agency-issued bonds managed solid returns for the year as investors sought their relative safety.

The Bond Portfolio only invests in bonds with an investment-grade rating (BBB or better) at the time of purchase. About 36% of portfolio holdings were rated AAA at year-end, down from 42% a year ago. While AAA-rated bonds produced better returns than other investment-grade categories, this was not enough to offset declines in the rest of the portfolio. The portfolio also includes holdings in mortgage- and asset-backed securities, two sectors of the market that saw intense volatility throughout the year.

The Lehman Brothers U.S. Aggregate Index consists of 22% Treasuries and another 14% in government-related securities, with just 20% in corporate bonds. The Bond Portfolio, on the other hand, has a more significant exposure to corporate bonds, totaling 43% of the fund’s assets, and has just 19% invested in Treasuries and 7% in other government-backed securities. The decision not to own as much in Treasuries hurt our results this year. Nonetheless, we believe our corporate bond holdings, backed by our extensive research, are fundamentally solid investments. Over the long term, they have contributed significantly to the fund’s return.

In total, the Bond Portfolio held roughly 95% of its assets in fixed-income obligations at the close of the fiscal year, up from 93% a year ago. The balance was held in interest-bearing cash equivalents.

Finally, we would like to note that, after 33 years as one of the portfolio counselors in the Bond Portfolio, Abner Goldstine will be transferring his responsibilities to Mark Dalzell, who has 19 years of experience at Capital. As Abner leaves the fund and plans for his eventual retirement, we recognize his tremendous contributions and wish him well.

Cordially,

/s/ Robert G. O’Donnell
Robert G. O’Donnell
Vice Chairman of the Board and Principal Executive Officer

/s/ John H. Smet
John H. Smet
President

September 10, 2008

The value of a long-term perspective

Growth of a $50,000 investment under Capital Research and Management Company’s stewardship, 7/26/75–7/31/08.

Figures shown in this report are past results and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/endowments.

Growth and Income Portfolio

Average annual total returns based on a $1,000 investment
(for periods ended July 31, 2008)*

Lifetime	+12.4%[1]
10 years	+6.7
5 years	+7.0
1 year	–7.9

*Assumes reinvestment of all distributions.

[begin mountain chart]
	Growth and Income Portfolio	Lipper Growth & Income Funds Index	Standard & Poor’s 500 Composite Index with dividends reinvested

07/25/75	$50,000	$50,000	$50,000
07/31/75	49,770	50,000	49,871
07/31/76	63,476	60,735	60,467
07/31/77	67,590	62,434	60,350
07/31/78	74,525	69,272	64,777
07/31/79	82,131	77,106	70,508
07/31/80	96,277	95,121	87,260
07/31/81	110,942	108,452	98,601
07/31/82	106,860	98,876	85,511
07/31/83	166,726	154,488	136,183
07/31/84	166,164	146,807	132,141
07/31/85	216,743	193,372	174,975
07/31/86	272,165	243,630	224,681
07/31/87	326,898	319,222	312,963
07/31/88	319,361	296,921	276,178
07/31/89	393,517	375,359	364,261
07/31/90	409,757	381,311	387,824
07/31/91	471,346	423,790	437,201
07/31/92	545,557	476,028	493,020
07/31/93	600,375	539,269	535,967
07/31/94	617,007	572,677	563,582
07/31/95	731,592	688,356	710,508
07/31/96	828,273	778,691	828,122
07/31/97	1,146,319	1,122,337	1,259,661
07/31/98	1,250,106	1,247,665	1,502,488
07/31/99	1,477,738	1,410,710	1,806,129
07/31/00	1,428,818	1,438,119	1,968,146
07/31/01	1,689,291	1,407,164	1,686,257
07/31/02	1,544,010	1,138,044	1,288,040
07/31/03	1,701,152	1,244,809	1,425,050
07/31/04	1,936,007	1,420,204	1,612,612
07/31/05	2,136,028	1,640,110	1,839,094
07/31/06	2,234,591	1,761,639	1,937,955
07/31/07	2,592,587	2,030,206	2,250,444
07/31/08	2,386,485	1,777,297	2,000,856
[end mountain chart]

Bond Portfolio

Average annual total returns based on a $1,000 investment
(for periods ended July 31, 2008)*

Lifetime	+8.2%[1]
10 years	+4.9
5 years	+3.2
1 year	–1.8

*Assumes reinvestment of all distributions.

[begin mountain chart]
	Bond Portfolio	Lipper A-Rated Bond Funds Index[3]	Lehman Brothers U.S. Aggregate Index[3]

07/25/75	$50,000	$50,000	$50,000
07/31/75	50,064	50,000	50,000
07/31/76	56,123	57,578	56,105
07/31/77	63,169	64,446	62,334
07/31/78	63,633	65,992	63,680
07/31/79	68,078	70,210	67,930
07/31/80	70,604	70,659	69,012
07/31/81	67,372	66,985	65,554
07/31/82	79,771	79,063	79,021
07/31/83	98,881	98,844	96,331
07/31/84	106,746	105,442	104,703
07/31/85	128,775	130,480	129,741
07/31/86	155,776	156,163	157,625
07/31/87	162,649	162,434	164,746
07/31/88	176,667	174,776	177,215
07/31/89	200,841	200,501	204,164
07/31/90	214,609	210,832	218,597
07/31/91	237,739	231,705	241,994
07/31/92	282,164	270,025	277,755
07/31/93	315,292	300,822	305,993
07/31/94	310,743	297,037	306,282
07/31/95	335,522	326,853	337,244
07/31/96	356,493	343,628	355,926
07/31/97	395,089	383,070	394,231
07/31/98	421,544	411,045	425,252
07/31/99	428,913	414,065	435,839
07/31/00	450,928	432,980	461,838
07/31/01	508,076	486,326	520,453
07/31/02	522,431	511,463	559,661
07/31/03	578,001	542,538	589,979
07/31/04	614,794	569,562	618,527
07/31/05	645,989	600,016	648,161
07/31/06	658,520	604,820	657,616
07/31/07	690,183	635,497	694,301
07/31/08	677,673	650,175	737,005
[end mountain chart]

[1]From 7/26/75, when Capital Research and Management Company became the investment adviser, through 7/31/08.
[2]The share value dipped below the $50,000 mark briefly in fiscal 1975 and 1976.

[3]For the period from 7/26/75 to 12/31/75, the Lehman Brothers U.S. Government/Credit Index was used because the Lehman Brothers U.S. Aggregate Index and Lipper A-Rated Bond Funds Index did not yet exist.

All results calculated with dividends and capital gains reinvested.
Sales charges do not apply to the Growth and Income Portfolio or the Bond Portfolio.
The market indexes are unmanaged.
The results shown are before taxes on fund distributions and sale of fund shares.

Summary investment portfolio

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

Growth and Income Portfolio, July 31, 2008

[begin pie chart]
Information technology	17.20%
Consumer staples	14.22
Health care	14.11
Energy	10.30
Industrials	9.72
Financials	9.21
Consumer discretionary	7.76
Telecommunication services	2.54
Materials	1.64
Utilities	0.87
Miscellaneous	1.21
Short-term securities & other assets less liabilities	11.22
[end pie chart]

Common stocks - 88.78%	Shares	Market value	Percent of net assets

Information technology - 17.20%
Nokia Corp. (ADR)	105,000	$2,868,600	2.64%
Oracle Corp. (1)	107,000	2,303,710	2.12
Cisco Systems, Inc. (1)	102,000	2,242,980	2.07
International Business Machines Corp.	15,500	1,983,690	1.83
QUALCOMM Inc.	30,000	1,660,200	1.53
Microsoft Corp.	60,000	1,543,200	1.42
Intel Corp.	62,000	1,375,780	1.27
Hewlett-Packard Co.	13,000	582,400	.54
Other securities		4,105,459	3.78
		18,666,019	17.20

Consumer staples - 14.22%
Wal-Mart Stores, Inc.	56,000	3,282,720	3.03
Walgreen Co.	71,000	2,438,140	2.25
Philip Morris International Inc.	46,500	2,401,725	2.21
Coca-Cola Co.	35,000	1,802,500	1.66
PepsiCo, Inc.	20,000	1,331,200	1.23
Avon Products, Inc.	26,500	1,123,600	1.03
L'Oréal SA	9,000	945,447	.87
Other securities		2,106,775	1.94
		15,432,107	14.22

Health care - 14.11%
Novo Nordisk A/S, Class B	27,000	1,723,500	1.59
Roche Holding AG	8,000	1,482,640	1.37
Eli Lilly and Co.	30,000	1,413,300	1.30
Medtronic, Inc.	25,000	1,320,750	1.22
Pfizer Inc	67,000	1,250,890	1.15
Johnson & Johnson	18,000	1,232,460	1.14
Merck & Co., Inc.	37,000	1,217,300	1.12
UnitedHealth Group Inc.	42,000	1,179,360	1.09
Becton, Dickinson and Co.	11,000	934,010	.86
Other securities		3,556,685	3.27
		15,310,895	14.11

Energy - 10.30%
Exxon Mobil Corp.	44,000	3,538,920	3.26
Schlumberger Ltd.	20,000	2,032,000	1.87
ConocoPhillips	21,000	1,714,020	1.58
Chevron Corp.	17,000	1,437,520	1.33
Diamond Offshore Drilling, Inc.	8,000	954,400	.88
Royal Dutch Shell PLC, Class B (ADR)	13,000	912,080	.84
Other securities		580,370	.54
		11,169,310	10.30

Industrials - 9.72%
General Electric Co.	93,000	2,630,970	2.43
Caterpillar Inc.	20,000	1,390,400	1.28
FedEx Corp.	17,000	1,340,280	1.24
United Parcel Service, Inc., Class B	20,000	1,261,600	1.16
Lockheed Martin Corp.	10,000	1,043,300	.96
Northrop Grumman Corp.	15,000	1,010,850	.93
Illinois Tool Works Inc.	10,000	468,500	.43
Other securities		1,393,470	1.29
		10,539,370	9.72

Financials - 9.21%
Berkshire Hathaway Inc., Class A (1)	20	2,289,000	2.11
Wells Fargo & Co.	60,000	1,816,200	1.67
Other securities		5,885,865	5.43
		9,991,065	9.21

Consumer discretionary - 7.76%
Target Corp.	35,000	1,583,050	1.46
Time Warner Inc.	100,000	1,432,000	1.32
Lowe's Companies, Inc.	54,000	1,097,280	1.01
Vivendi SA	22,000	924,780	.85
Other securities		3,384,810	3.12
		8,421,920	7.76

Telecommunication services - 2.54%
AT&T Inc.	40,000	1,232,400	1.14
Other securities		1,521,494	1.40
		2,753,894	2.54

Materials - 1.64%
Air Products and Chemicals, Inc.	13,000	1,237,730	1.14
Other securities		540,000	.50
		1,777,730	1.64

Utilities - 0.87%
Exelon Corp.	12,000	943,440	.87

Miscellaneous - 1.21%
Other common stocks in initial period of acquisition		1,313,460	1.21

Total common stocks (cost: $85,333,049)		96,319,210	88.78

	Principal amount (000)	Market value	Percent of net assets

Short-term securities - 11.09%

John Deere Credit Ltd. 2.15% due 9/5/2008	$1,700	$1,696,345	1.56
Eaton Corp. 2.15% due 8/1/2008 (2)	1,300	1,299,922	1.20
Emerson Electric Co. 2.05% due 8/8/2008 (2)	1,200	1,199,453	1.11
Coca-Cola Co. 2.06% due 8/15/2008 (2)	1,200	1,198,970	1.11
Abbott Laboratories 2.02% due 8/26/2008 (2)	1,200	1,198,249	1.10
Hewlett-Packard Co. 2.10% due 8/14/2008 (2)	1,000	999,183	.92
Illinois Tool Works Inc. 2.15% due 8/21/2008	900	898,871	.83
Johnson & Johnson 2.05% due 9/3/2008 (2)	400	399,225	.37
Other securities		3,147,534	2.89

Total short-term securities (cost: $12,037,752)		12,037,752	11.09

Total investment securities (cost: $97,370,801)		108,356,962	99.87
Other assets less liabilities		140,399	.13

Net assets		$108,497,361	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $8,443,101, which represented 7.78% of the net assets of the fund.

The industry classifications shown in the summary investment portfolio were obtained from sources believed to be reliable and are not covered by the Report of Independent Registered Public Accounting Firm.

Key to abbreviation
ADR = American Depositary Receipts

See Notes to Financial Statements

Summary investment portfolio

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

Bond Portfolio, July 31, 2008

[begin pie chart]
Corporate bonds & notes	43.44%
Financials	23.53%
Industrials	4.70
Utilities	3.60
Consumer Discretionary	3.45
Telecommunication Services	3.08
Energy	1.97
Information Technology	1.21
Other corporate bonds & notes	1.90
Mortgage- and Asset-backed Obligations	21.30
Bonds & notes of U.S. government & government agencies	18.90
Preferred securities	9.90
Other	1.39
Short-term securities & other assets less liabilities	5.07
[end pie chart]

	Principal amount (000)	Market value	Percent of net assets

Bonds & notes - 84.45%
Corporate bonds & notes - 43.44%
Financials - 23.53%
Countrywide Financial Corp:
Series B, 5.80% 2012	500	$ 469,533
Series A, 0% 2037 (1) (2)	1,000	971,880
MBNA Global Capital Funding, Series B, 3.673% 2027 (2)	200	160,185	2.87%
Hospitality Properties Trust:
6.30% 2016	400	326,617
5.625%-6.75% 2013-2018	750	620,947	1.70
MetLife Capital Trust:
IV 7.875% 2067 (1) (2)	300	277,362
X 9.25% 2068 (1) (2)	450	457,669	1.32
Ford Motor Credit Co.:
7.875% 2010	650	553,805
7.375% 2009	150	136,668	1.24
General Motors Acceptance Corp.:
7.25% 2011	455	312,259
4.882% 2014 (2)	250	135,189
Residential Capital Corp. 8.375%-8.50% 2010 (1) (2)	305	129,862	1.03
Resona Bank, Ltd. 5.85% (undated) (1) (2)	625	512,636.92
Development Bank of Singapore Ltd. 7.875% 2009 (1)	250	259,113
DBS Bank Ltd. 3.401% 2021 (1) (2)	250	222,555.86
Citigroup Inc., Series E, 8.40% (undated) (2)	450	385,871.69
TuranAlem Finance BV 8.50% 2015 (1)	400	316,000.57
Lincoln National Corp. 7.00% 2066 (2)	425	373,623.67
Banco Santander-Chile 5.375% 2014 (1)	300	293,474.53
Other securities		6,206,060	11.13
		13,121,308	23.53

Industrials - 4.70%
Continental Airlines, Inc.:
Series 2001-1, Class A-2, 6.503% 2011 (3)	385	346,500
6.903%-7.707% 2016-2022 (3)	357	294,989	1.15
Hutchison Whampoa International Ltd. 7.00% 2011 (1)	250	262,317.47
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664% 2013 (1) (3)	281	290,173.52
General Electric Capital Corp., Series A, 4.80% 2013	150	147,896.26
Other securities		1,281,306	2.30
		2,623,181	4.70

Utilities - 3.60%
Homer City Funding LLC 8.734% 2026 (3)	290	308,717.55
Reliant Energy Resources Corp. 7.75% 2011	250	258,943.47
Other securities		1,437,692	2.58
		2,005,352	3.60

Consumer discretionary - 3.45%
Federated Retail Holdings, Inc.:
5.90% 2016	300	260,476
5.35%-6.375% 2012-2037	400	328,714	1.06
News America Inc. 6.65% 2037	300	285,812.51
Other securities		1,048,780	1.88
		1,923,782	3.45
Telecommunication services - 3.08%
SBC Communications Inc.:
6.25% 2011	250	258,794
5.625% 2016	125	123,966
AT&T Wireless Services, Inc. 7.875% 2011	100	106,610
AT&T Inc. 4.95% 2013	200	200,247	1.24
Nextel Communications, Inc., Series E, 6.875% 2013	400	314,212.56
Other securities		713,208	1.28
		1,717,037	3.08

Energy - 1.97%
Tengizchevroil Finance Co. S.àr.l., Series A, 6.124% 2014 (1) (3)	279	261,903.47
Enbridge Energy Partners, LP 7.50% 2038 (1)	250	257,510.46
Other securities		577,250	1.04
		1,096,663	1.97

Information technology - 1.21%
Other securities		674,238	1.21

Materials - 0.75%
Alcoa Inc. 5.55% 2017	300	276,020.49
Other securities		143,841.26
		419,861.75

Other corporate bonds & notes - 1.15%
Other securities		640,907	1.15

Total corporate bonds & notes		24,222,329	43.44

Mortgage- and asset-backed obligations (3) - 21.30%
Freddie Mac:
5.00% 2023	494	485,289
5.00% 2023	382	375,168
5.00% 2023	379	372,006
6.00% 2026	421	426,298
0%-5.50% 2036-2037	574	537,968	3.94
Fannie Mae:
Series 2000-T5, Class B, 7.30% 2010	500	528,293
Series 2001-T6B, 6.088% 2011	250	261,520
5.636%-12.033% 2021-2041 (2)	1,165	1,206,609	3.58
Crown Castle Towers LLC, Series 2005-1, Class D, 5.612% 2035 (1)	325	307,109.55
SBA CMBS Trust:
Series 2006-1A, Class D, 5.852% 2036 (1)	300	266,262
Series 2005-1, Class D, 6.219% 2035 (1) (4)	320	304,128	1.02
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026 (1)	269	267,462.48
Bank of America 5.50% 2012 (1)	250	254,014.46
Other securities		6,284,572	11.27
		11,876,698	21.30

Bonds & notes of U.S. government - 18.50%
U.S. Treasury:
4.25% 2012	1,300	1,359,215
4.25% 2013	4,282	4,481,712
12.50% 2014	1,200	1,320,468
11.25% 2015	800	1,158,440
4.50% 2017	1,025	1,069,403
6.00% 2026	300	349,569
4.50% 2036	590	578,802	18.50
		10,317,609	18.50

Bonds & notes of government agencies outside the U.S. - 0.53%
Israeli Government 7.50% 2014 (4)	ILS935	293,726.53

Bonds & notes of U.S. government & government agencies - 0.40%
Freddie Mac 5.00% 2018	250	221,943.40

Other - 0.28%
Other securities		157,265.28

Total bonds & notes (cost: $49,530,021)		47,089,570	84.45

	Shares or principal amount	Market value	Percent of net assets

Convertible securities - 0.57%

Financials - 0.57%
Bank of America Corp., Series L, 7.25% convertible preferred	250	233,250.42
Fannie Mae, Series 2004-1, 5.375% convertible preferred	2	84,000.15

Total convertible securities (cost: $419,500)		317,250.57

	Shares	Market value	Percent of net assets

Preferred securities - 9.90%

Financials - 9.90%
Fannie Mae, Series O, 7.00% (1) (2)	23,175	701,044	1.26
HSBC Capital Funding LP, Series 1, 9.547% noncumulative step-up (1) (2)	400,000	416,475.75
Standard Chartered PLC 6.409% (1) (2)	400,000	319,944.57
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed perpetual capital securities (1)	10,000	290,313.52
Freddie Mac, Series Z, 8.375%	10,950	186,834.34
Freddie Mac, Series V, 5.57%	8,300	97,131.17
National Bank of Canada, Series A, 8.35% exchangeable depositary shares	10,000	261,500.47
DBS Capital Funding Corp., Series A, 7.657% noncumulative guaranteed preference shares (1) (2)	125,000	126,302.23
Other securities		3,120,951	5.59

Total preferred securities (cost: $7,162,477)		5,520,494	9.90

	Shares	Market value	Percent of net assets

Common stocks - 0.01%

Industrials - 0.01%
Other securities		3,224.01

Total common stocks (cost: $7,082)		3,224.01

	Principal amount (000)	Market value	Percent of net assets

Short-term securities - 2.69%

General Electric Capital Corp. 2.18% due 8/1/2008	900	899,946	1.61
E.I. duPont de Nemours and Co. 2.04% due 8/8/2008 (1)	600	599,728	1.08

Total short-term securities (cost: $1,499,674)		1,499,674	2.69

Total investment securities (cost: $58,618,754)		54,430,212	97.62
Other assets less liabilities		1,325,308	2.38

Net assets		$55,755,520	100.00%

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $15,174,484, which represented 27.22% of the net assets of the fund.

(2) Coupon rate may change periodically.
(3) Principal payments may be made periodically.
Therefore, the effective maturity date may be
earlier than the stated maturity date.
(4) Valued under fair value procedures adopted by authority of the board of trustees.
The total value of all such securities, including those in "Other securities," was $1,236,945, which represented 2.22% of the net assets of the fund.

The industry classifications shown in the summary investment portfolio were obtained from sources believed to be reliable and are not covered by the Report of Independent Registered Public Accounting Firm.

Key to abbreviation

ILS = Israeli shekels

See Notes to Financial Statements

Financial statements

Statements of assets and liabilities
at July 31, 2008
	Growth and Income Portfolio	Bond Portfolio

Assets:
Investment securities at market (cost: $97,370,801 and $58,618,753, respectively)	$108,356,962	$54,430,212
Cash	114,647	146,104
Receivables for:
Sales of investments	-	380,227
Dividends and interest	140,806	821,069
Total assets	108,612,415	55,777,612

Liabilities:
Payables for:
Purchases of investments	72,935	-
Investment advisory services	41,066	21,545
Other fees and expenses	1,053	547
Total liabilities	115,054	22,092
Net assets at July 31, 2008	$108,497,361	$55,755,520

Net assets consist of:
Capital paid in on shares of beneficial interest	$97,244,633	$62,945,444
Undistributed (distributions in excess of) net investment income	265,089	(381,023)
Undistributed (accumulated) net realized gain (loss)	-	(2,620,164)
Net unrealized appreciation (depreciation)	10,987,639	(4,188,737)
Net assets at July 31, 2008	$108,497,361	$55,755,520

Shares of beneficial interest issued and outstanding - unlimited shares authorized
Shares outstanding	7,621,101	3,805,252
Net asset value per share	$14.24	$14.65

See Notes to Financial Statements

Statements of operations
for the year ended July 31, 2008
	Growth and Income Portfolio	Bond Portfolio

Investment income:
Income:
Dividends (net of non-U.S. taxes of $36,645 on Growth and Income Portfolio)	$2,219,582	$182,878
Interest	463,588	3,370,912
Total income	2,683,170	3,553,790

Fees and expenses:
Investment advisory services	583,880	294,444
Transfer agent services	718	585
Reports to shareholders	16,643	8,245
Registration statement and prospectus	24,534	23,512
Trustees' compensation	67,816	33,184
Trustees' travel expenses	17,299	8,702
Auditing	44,184	44,165
Legal	18,865	18,865
Custodian	1,934	923
Other	10,075	9,890
Total fees and expenses before waiver	785,948	442,515
Less investment advisory waiver	58,388	29,444
Total fees and expenses after waiver	727,560	413,071
Net investment income	1,955,610	3,140,719

Net realized gain (loss) and unrealized
depreciation on investments and currency:
Net realized gain (loss) on:
Investments	788,584	(434,875)
Currency transactions	103,934	1,988
	892,518	(432,887)
Net unrealized (depreciation) appreciation on:
Investments	(12,177,078)	(3,745,242)
Currency translations	867	50
	(12,176,211)	(3,745,192)
Net realized loss and unrealized depreciation
on investments and currency	(11,283,693)	(4,178,079)
Net decrease in net assets resulting from operations	$(9,328,083)	$(1,037,360)

See Notes to Financial Statements

GROWTH AND INCOME PORTFOLIO

Statements of changes in net assets

	Year ended July 31
	2008	2007
Operations:
Net investment income	$1,955,610	$2,050,173
Net realized gain on investments and currency transactions	892,518	3,722,183
Net unrealized (depreciation) appreciation on investments and currency translations	(12,176,211)	10,655,895
Net (decrease) increase in net assets resulting from operations	(9,328,083)	16,428,251

Dividends and distributions paid to shareholders:
Dividends from net investment income	(2,232,110)	(1,926,472)
Distributions from net realized gain on investments	(2,749,537)	(5,358,259)
Total dividends and distributions paid to shareholders	(4,981,647)	(7,284,731)

Net capital share transactions	4,026,592	5,703,059

Total (decrease) increase in net assets	(10,283,138)	14,846,579

Net assets:
Beginning of year	118,780,499	103,933,920
End of year (including undistributed
net investment income: $265,089 and $541,576, respectively)	$108,497,361	$118,780,499

BOND PORTFOLIO

Statements of changes in net assets

	Year ended July 31
	2008	2007
Operations:
Net investment income	$3,140,719	$3,101,259
Net realized loss on investments and currency transactions	(432,887)	(858,765)
Net unrealized (depreciation) appreciation on investments and currency translations	(3,745,192)	653,108
Net (decrease) increase in net assets resulting from operations	(1,037,360)	2,895,602

Dividends paid to shareholders from net investment income	(3,415,559)	(3,461,418)

Net capital share transactions	393,671	160,696

Total decrease in net assets	(4,059,248)	(405,120)

Net assets:
Beginning of year	59,814,768	60,219,888
End of year (including distributions in excess of
net investment income: $(381,023) and $(238,938) respectively)	$55,755,520	$59,814,768

See Notes to Financial Statements

Notes to financial statements

1. Organization and significant accounting policies

Organization – Endowments (the "trust") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company and has initially issued two series of shares, Growth and Income Portfolio and Bond Portfolio (the "funds"). Growth and Income Portfolio seeks to provide long-term growth of principal, with income and preservation of capital as secondary objectives, primarily through investments in common stocks. Bond Portfolio seeks to provide as high a level of current income as is consistent with the preservation of capital through investments in fixed-income securities.

Significant accounting policies – The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the trust:

Security valuation – Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of debt securities held by the funds to meet their obligations may be affected by economic developments in a specific industry, state or region.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the trust's board of trustees. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly securities outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income – Security transactions are recorded by the funds as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Mortgage dollar rolls – Bond Portfolio may enter into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the accompanying financial statements.

2. Investments outside the U.S.

Investment risk – The risks of investing in securities of issuers outside the U.S. may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation – Dividend and interest income is recorded net of non-U.S. taxes paid.

3. Federal income taxation and distributions

The funds comply with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intend to distribute substantially all of their net taxable income and net capital gains each year. The funds are not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended July 31, 2008, the funds did not have a liability for any unrecognized tax benefits. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the funds did not incur any interest or penalties.

The funds are not subject to examination by U.S. federal tax authorities for tax years before 2004 and by state tax authorities for tax years before 2003.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; net capital losses; amortization of premiums; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended July 31, 2008, Growth and Income Portfolio reclassified $1,727 from undistributed net realized gain to undistributed net investment income; and $6,198 and $1,714 from undistributed net realized gain and undistributed net investment income, respectively, to capital paid in on shares of beneficial interest to align financial reporting with tax reporting. During the year ended July 31, 2008, Bond Portfolio reclassified $132,755 from accumulated net realized loss to distributions in excess of net investment income to align financial reporting with tax reporting.

As of July 31, 2008, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	Growth and Income Portfolio	Bond Portfolio
Undistributed ordinary income	$265,089		$260,410
Undistributed long-term capital gain	-		-
Capital loss carryforwards*:
Expiring 2011	-	$(197,715)
Expiring 2014	-	(345,750)
Expiring 2015	-	(1,278,462)
Expiring 2016	-	(218,313)	(2,040,240)
Post-October capital loss deferrals (realized during the period November 1, 2007, through July 31, 2008)†			(547,546)
Gross unrealized appreciation on investment securities	18,834,634		66,208
Gross unrealized depreciation on investment securities	(7,848,473)		(4,977,657)
Net unrealized appreciation (depreciation) on investment securities	10,986,161		(4,911,449)
Cost of investment securities	97,370,801		59,341,661
*The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

†These deferrals are considered incurred in the subsequent year.

For the year ended July 31, 2008, Growth and Income Portfolio made distributions from realized short-term capital gains in the amount of $293,284 and from realized long-term capital gains in the amount of $2,456,253.

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the funds’ investment adviser, is the parent company of American Funds Service Company® ("AFS"), the funds’ transfer agent, and American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the funds’ shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on an annual rate of 0.50% on the first $150 million of each fund’s daily net assets and 0.40% on such assets in excess of $150 million.

The Investment Advisory and Service Agreement provides for a fee reduction to the extent that annual operating expenses exceed 0.75% of the average daily net assets of each fund. Expenses related to interest, taxes, brokerage commissions, transaction costs and extraordinary items are not subject to these limitations. For the year ended July 31, 2008, no such fee reductions were required, but CRMC is voluntarily waiving 10% of investment advisory services fees. During the year ended July 31, 2008, total investment advisory services fees waived by CRMC were $58,388 and $29,444 for Growth and Income Portfolio and Bond Portfolio, respectively.  As a result, the fees shown on the accompanying financial statements of $583,880 and $294,444 for Growth and Income Portfolio and Bond Portfolio, respectively, were both reduced to an annualized rate of 0.450% of average daily net assets.

Transfer agent services – The funds have a transfer agent agreement with AFS for Class A shares. Under this agreement, this share class compensates AFS for transfer agent services including shareholder recordkeeping and communications.

Distribution services – The trust has a principal underwriting agreement with AFD.  AFD does not receive compensation for any sales of the funds’ shares.

Affiliated officers and trustees – Officers and certain trustees of the trust are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the funds.

5. Capital share transactions

Capital share transactions in the funds were as follows:

	Sales		Reinvestments of dividends and distributions		Repurchases		Net increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended July 31, 2008
Growth and Income Portfolio	$9,427,098	601,592	$4,623,482	293,245	$(10,023,988)	(632,953)	$4,026,592	261,884
Bond Portfolio	4,146,499	266,513	2,950,641	192,308	(6,703,469)	(433,530)	393,671	25,291

Year ended July 31, 2007
Growth and Income Portfolio	$8,589,212	537,803	$6,779,377	439,467	$(9,665,530)	(614,420)	$5,703,059	362,850
Bond Portfolio	5,463,992	339,642	2,955,455	184,546	(8,258,751)	(511,423)	160,696	12,765

6. Investment transactions

Growth and Income Portfolio and Bond Portfolio made purchases of investment securities of $25,529,459 and $25,216,844 and sales of investment securities of $21,908,265 and $24,805,367, respectively, during the year ended July 31, 2008. Short-term securities and U.S. government obligations, if any, were excluded.

Financial highlights

Growth and Income Portfolio

		(Loss) income from investment operations(1)			Dividends and distributions
	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return (2)	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers (2)	Ratio of net income to average net assets (2)
Class A:
Year ended 7/31/2008	$16.14	$.26	$(1.48)	$(1.22)	$(.30)	$(.38)	$(.68)	$14.24	(7.95)%	$108.67%		.62%	1.67%
Year ended 7/31/2007	14.86	.29	2.03	2.32	(.27)	(.77)	(1.04)	16.14	16.02	119.69		.64	1.81
Year ended 7/31/2006	14.95	.23	.44	.67	(.23)	(.53)	(.76)	14.86	4.61	104.71		.66	1.56
Year ended 7/31/2005	14.10	.24	1.20	1.44	(.21)	(.38)	(.59)	14.95	10.33	106.69		.66	1.60
Year ended 7/31/2004	12.57	.20	1.53	1.73	(.20)	-	(.20)	14.10	13.81	90.64		.64	1.43

Bond Portfolio
		(Loss) income from investment operations(1)			Dividends and distributions
	Net asset value, beginning of year	Net investment income	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return (2)	Net assets, end of year (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers (2)	Ratio of net income to average net assets (2)
Class A:
Year ended 7/31/2008	$15.82	$.83	$(1.09)	$(.26)	$(.91)	$ -	$(.91)	$14.65	(1.81%)	$56.75%		.70%	5.33%
Year ended 7/31/2007	15.99	.83	(.07)	.76	(.93)	-	(.93)	15.82	4.81	60.76		.71	5.12
Year ended 7/31/2006	16.62	.81	(.50)	.31	(.94)	-	(.94)	15.99	1.94	60.79		.74	5.00
Year ended 7/31/2005	16.72	.78	.05	.83	(.93)	-	(.93)	16.62	5.07	65.74		.71	4.61
Year ended 7/31/2004	16.57	.83	.22	1.05	(.90)	-	(.90)	16.72	6.37	59.70		.70	4.93

	Year ended July 31
Portfolio turnover rate	2008	2007	2006	2005	2004

Growth and Income Portfolio	21%	24%	25%	31%	32%
Bond Portfolio	60%	52%	62%	51%	36%

(1) Based on average shares outstanding.
(2) This column reflects the impact, if any, of certain waivers from CRMC.
During some of the years shown, CRMC reduced fees for investment advisory services.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Endowments:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of Endowments (the “Trust”), comprising the Growth and Income and Bond Portfolios, as of July 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for each of the years presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting Endowments as of July 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended, and the financial highlights for each of the years presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
September 10, 2008

Tax information
                                                                                                                            unaudited

We are required to advise you within 60 days of the funds’ fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The funds hereby designate the following amounts for the funds’ fiscal year ended July 31, 2008:

	Growth and Income Portfolio	Bond Portfolio
Long-term capital gains	$2,462,000	$-
Qualified dividend income	100%	347,000
U.S. government income that may be exempt from state taxation	$26,000	507,000

Additional tax information will be mailed in early 2009 to applicable shareholders.  Shareholders should consult their tax advisers.

Expense example
                                                                                                                                                unaudited

As a shareholder of the funds, you incur certain ongoing costs, including management fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the funds so you can compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2008, through July 31, 2008).

Actual expenses:

The first line for each fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line for each fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of the fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Shareholders may be subject to fees charged by financial intermediaries. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

	Beginning account value 2/1/2008	Ending account value 7/31/2008	Expenses paid during period*	Annualized expense ratio

Growth and Income Portfolio -- actual return	$1,000.00	$933.55	$2.93	.61%
Growth and Income Portfolio -- assumed 5% return	1,000.00	1,021.83	3.07	.61
Bond Portfolio -- actual return	1,000.00	954.45	3.30	.68
Bond Portfolio -- assumed 5% return	1,000.00	1,021.48	3.42	.68

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period (182), and divided by 366 (to reflect the one-half year period).

Approval of Investment Advisory and Service Agreements

The board of trustees of the Endowments Trust (the “trust”) has approved the Investment Advisory and Service Agreements (the “agreements”) with respect to the trust’s Growth and Income Portfolio and Bond Portfolio (each, a “fund”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through July 27, 2009. The board approved the agreements following the recommendation of the trust’s Contracts Committee (the “committee”), which is composed of all of the trust’s independent board members. The board and the committee determined that the funds’ advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreements was in the best interests of the funds and their shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreements and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to each fund under its agreement and other agreements as well as the benefits to each fund’s shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit each fund and its shareholders.

2. Investment results

The Growth and Income Portfolio seeks to provide long-term growth of principal, with income and preservation of capital as secondary objectives. The Bond Portfolio seeks to provide as high a level of current income as is consistent with the preservation of capital. The board and the committee considered the investment results of each fund in light of its objective. They compared each fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which each fund is included) and market data such as relevant market indices. This report, including the letter to shareholders and related disclosures, contains certain information about each fund’s investment results. The board and the committee concluded that each fund’s short- and long-term results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit each fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of each fund to those of other relevant funds. They observed that each fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in each fund’s advisory fee structure that reduce the level of fees charged by CRMC to each fund as fund assets increase as well as the 10% advisory fee waiver in effect since April 2005. In addition, they reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with investment mandates similar to those of the funds. They noted that, although the fees paid by those clients generally were lower than those paid by the funds, the differences appropriately reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients. The board and the committee concluded that each fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by each fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the funds and the American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the funds, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by each fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. They noted information previously received regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in each fund’s advisory fee structure and the impact of CRMC’s current 10% advisory fee waiver, reflecting benefits that may accrue from growth in assets. The board and the committee concluded that each fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and its shareholders.

Board of trustees and other ofﬁcers

“Independent” trustees

	Year first
	elected
Name, age and	a trustee
telephone number	of the trust[1]	Principal occupation(s) during past five years

Ronald P. Badie, 65	2006	Retired; former Vice Chairman, Deutsche Bank
818/790-1133		Alex. Brown

Robert J. Denison, 67	2003	Chair, First Security Management (private
505/988-5415		investment)

John E. Kobara, 53	2006	Senior Vice President, California Community
626/441-4456		Foundation; former CEO, CK12 Foundation;
		former President and CEO, Big Brothers Big Sisters
		of Greater Los Angeles and the Inland Empire

Steven D. Lavine, Ph.D., 61	1994	President, California Institute of the Arts
661/253-7820

Patricia A. McBride, 65	1988	Chief Financial Officer, Cosmetic and Maxillofacial
Chairman of the Board		Surgery Center, Medical City Dallas Hospital
(Independent and Non-Executive)
214/368-0268

Robert C. Ziebarth, 72	1993	Management consultant, Ziebarth Company
208/725-0535		(management and financial consulting)

“Independent” trustees

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
telephone number	trustee	Other directorships[3] held by trustee

Ronald P. Badie, 65	3	Amphenol Corporation; Merisel, Inc.; Nautilus, Inc.;
818/790-1133		Obagi Medical Products, Inc.

Robert J. Denison, 67	5	None
505/988-5415

John E. Kobara, 53	1	None
626/441-4456

Steven D. Lavine, Ph.D., 61	1	None
661/253-7820

Patricia A. McBride, 65	1	None
Chairman of the Board
(Independent and Non-Executive)
214/368-0268

Robert C. Ziebarth, 72	1	None
208/725-0535

“Interested” trustees[4]

	Year first
	elected a
Name, age,	trustee or	Principal occupation(s) during past five years and
position with trust	officer of	positions held with affiliated entities or the principal
and telephone number	the trust[1]	underwriter of the trust

Robert G. O’Donnell, 64	1995	Senior Vice President — Capital World Investors,
Vice Chairman of the Board		Capital Research and Management Company;
415/393-7120		Director, Capital Research and Management Company

Thomas E. Terry, 70	1969	Private investor; Consultant; former Vice President
608/256-9910		and Secretary, Capital Research and Management
		Company (retired 1994)

“Interested” trustees[4]

	Number of
	portfolios
	in fund
Name, age,	complex[2]
position with trust	overseen by
and telephone number	trustee	Other directorships[3] held by trustee

Robert G. O’Donnell, 64	2	None
Vice Chairman of the Board
415/393-7120

Thomas E. Terry, 70	1	None
608/256-9910

Trustee emeritus

Robert B. Egelston, 77		Former Chairman of the Board, The Capital Group Companies, Inc.[5]

The statement of additional information includes additional information about trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all trustees and officers of the trust is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers6

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or
position with trust	of the trust[1]	the principal underwriter of the trust

John H. Smet, 52	1996	Senior Vice President — Fixed Income, Capital
President		Research and Management Company; Director, American Funds Distributors, Inc.[5]

Gregory D. Johnson, 45	2000	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research and Management Company

Krista M. Johnson, 43	2000	Assistant Vice President — Client Services Group,
Vice President		Capital Research and Management Company

Patrick F. Quan, 50	1986	Vice President — Fund Business Management
Vice President and Secretary		Group, Capital Research and Management Company

Dori Laskin, 57	2007	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Julie E. Lawton, 57	2008	Associate — Capital Research and Management
Assistant Secretary		Company

Ari M. Vinocor, 33	2005	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

[1]Trustees and officers of the trust serve until their resignation, removal or retirement.

[2]Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 15 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of nine funds and is available through tax-deferred retirement plans and IRAs; and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

[3]This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director of a public company or a registered investment company.

[4]“Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the funds’ investment adviser, Capital Research and Management Company, or affiliated entities.
[5]Company affiliated with Capital Research and Management Company.

[6]All of the officers listed, except Krista M. Johnson, Dori Laskin and Julie E. Lawton, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

[logo - Capital Research and ManagementSM]

Office of the trust
One Market
Steuart Tower, Suite 1800
Mailing Address: P.O. Box 7650
San Francisco, CA 94120-7650

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts
American Funds Service Company
Institutional Investment Services/HOST
P.O. Box 25065
Santa Ana, CA 92799-5965

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Counsel
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

For more information about any of the American Funds, please ask your investment professional for a prospectus.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website at americanfunds.com or upon request by calling American Funds Service Company (AFS) at 800/421-0180. The funds file their proxy voting records with the SEC for the 12 months ended June 30 by August 31. The reports also are available on the Endowments website at americanfunds.com/endowments and on the SEC website.

A complete July 31, 2008, portfolio of Endowments’ investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Endowments files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of Endowments, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the funds. If used as sales material after September 30, 2008, this report must be accompanied by an Endowments statistical update for the most recently completed calendar quarter. This update is available at americanfunds.com/endowments.

The Capital Group Companies

Capital International    Capital Guardian    Capital Research and Management    Capital Bank and Trust    American Funds

Lit. No. MFGEAR-985-0908P

Litho in USA REG/PL/6375-S16470

© 2008 Endowments

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, One Market, Steuart Tower, Suite 1800, San Francisco, California 94105.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Robert C. Ziebarth, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2007	$75,000
2008	$78,000

b) Audit-Related Fees:
2007	$66
2008	$60

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2007	$10,000
2008	$10,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.
d) All Other Fees:
2007	None
2008	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable
b) Audit-Related Fees:
2007	$850,000
2008	$1,109,000

The audit–related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2007	$12,000
2008	$8,000
The tax fees consist of consulting services relating to the Registrant’s investments.
d) All Other Fees:
2007	None
2008	None

The Registrant’s audit committee will pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent registered public accounting firm’s independence.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $1,139,000 for fiscal year 2007 and $1,434,000 for fiscal year 2008. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

[logo – Capital Research and Managementsm]

Endowments, Growth and Income PortfolioSM
Investment portfolio

July 31, 2008

Common stocks — 88.78%	Shares	Market value

INFORMATION TECHNOLOGY — 17.20%
Nokia Corp. (ADR)	105,000	$2,868,600
Oracle Corp.[1]	107,000	2,303,710
Cisco Systems, Inc.[1]	102,000	2,242,980
International Business Machines Corp.	15,500	1,983,690
QUALCOMM Inc.	30,000	1,660,200
Microsoft Corp.	60,000	1,543,200
Intel Corp.	62,000	1,375,780
Google Inc., Class A1	1,700	805,375
Texas Instruments Inc.	28,000	682,640
Analog Devices, Inc.	20,000	610,200
Hewlett-Packard Co.	13,000	582,400
Linear Technology Corp.	15,000	465,750
Intuit Inc.[1]	17,000	464,610
Applied Materials, Inc.	26,200	453,784
EMC Corp.[1]	30,000	450,300
Motorola, Inc.	20,000	172,800
		18,666,019

CONSUMER STAPLES — 14.22%
Wal-Mart Stores, Inc.	56,000	3,282,720
Walgreen Co.	71,000	2,438,140
Philip Morris International Inc.	46,500	2,401,725
Coca-Cola Co.	35,000	1,802,500
PepsiCo, Inc.	20,000	1,331,200
Avon Products, Inc.	26,500	1,123,600
L’Oréal SA	9,000	945,447
WD-40 Co.	26,000	888,420
Kraft Foods Inc., Class A	25,000	795,500
Hershey Co.	11,500	422,855
		15,432,107

HEALTH CARE — 14.11%
Novo Nordisk A/S, Class B	27,000	1,723,500
Roche Holding AG	8,000	1,482,640
Eli Lilly and Co.	30,000	1,413,300
Medtronic, Inc.	25,000	1,320,750
Pfizer Inc	67,000	1,250,890
Johnson & Johnson	18,000	1,232,460
Merck & Co., Inc.	37,000	1,217,300
UnitedHealth Group Inc.	42,000	1,179,360
Becton, Dickinson and Co.	11,000	934,010
Bristol-Myers Squibb Co.	33,000	696,960
Wyeth	16,000	648,320
Schering-Plough Corp.	30,000	632,400
Aetna Inc.	13,000	533,130
Amgen Inc.[1]	8,500	532,355
Stryker Corp.	8,000	513,520
		15,310,895

ENERGY — 10.30%
Exxon Mobil Corp.	44,000	3,538,920
Schlumberger Ltd.	20,000	2,032,000
ConocoPhillips	21,000	1,714,020
Chevron Corp.	17,000	1,437,520
Diamond Offshore Drilling, Inc.	8,000	954,400
Royal Dutch Shell PLC, Class B (ADR)	13,000	912,080
Baker Hughes Inc.	7,000	580,370
		11,169,310

INDUSTRIALS — 9.72%
General Electric Co.	93,000	2,630,970
Caterpillar Inc.	20,000	1,390,400
FedEx Corp.	17,000	1,340,280
United Parcel Service, Inc., Class B	20,000	1,261,600
Lockheed Martin Corp.	10,000	1,043,300
Northrop Grumman Corp.	15,000	1,010,850
Boeing Co.	12,000	733,320
Avery Dennison Corp.	15,000	660,150
Illinois Tool Works Inc.	10,000	468,500
		10,539,370

FINANCIALS — 9.21%
Berkshire Hathaway Inc., Class A1	20	2,289,000
Wells Fargo & Co.	60,000	1,816,200
Allstate Corp.	18,000	831,960
Citigroup Inc.	42,500	794,325
American International Group, Inc.	28,000	729,400
Chubb Corp.	13,000	624,520
Marsh & McLennan Companies, Inc.	20,000	565,000
Bank of America Corp.	16,000	526,400
Lincoln National Corp.	11,000	524,700
JPMorgan Chase & Co.	12,000	487,560
Comerica Inc.	15,000	430,800
American Express Co.	10,000	371,200
		9,991,065

CONSUMER DISCRETIONARY — 7.76%
Target Corp.	35,000	1,583,050
Time Warner Inc.	100,000	1,432,000
Lowe’s Companies, Inc.	54,000	1,097,280
Vivendi SA	22,000	924,780
Walt Disney Co.	30,000	910,500
Carnival Corp., units	20,000	738,800
Kohl’s Corp.[1]	11,000	461,010
Nordstrom, Inc.	15,000	431,100
News Corp., Class A	30,000	423,900
Home Depot, Inc.	10,000	238,300
Gannett Co., Inc.	10,000	181,200
		8,421,920

TELECOMMUNICATION SERVICES — 2.54%
AT&T Inc.	40,000	1,232,400
Verizon Communications Inc.	25,000	851,000
Vodafone Group PLC	140,000	377,454
Sprint Nextel Corp., Series 1	36,000	293,040
		2,753,894

MATERIALS — 1.64%
Air Products and Chemicals, Inc.	13,000	1,237,730
Alcoa Inc.	16,000	540,000
		1,777,730

UTILITIES — 0.87%
Exelon Corp.	12,000	943,440

MISCELLANEOUS — 1.21%
Other common stocks in initial period of acquisition		1,313,460

Total common stocks (cost: $85,333,049)		96,319,210

	Principal amount
Short-term securities — 11.09%	(000)

John Deere Credit Ltd. 2.15% due 9/5/2008	$1,700	1,696,345
Eaton Corp. 2.15% due 8/1/2008[2]	1,300	1,299,922
Emerson Electric Co. 2.05% due 8/8/2008[2]	1,200	1,199,453
Coca-Cola Co. 2.06% due 8/15/2008[2]	1,200	1,198,970
Abbott Laboratories 2.02% due 8/26/2008[2]	1,200	1,198,249
Hewlett-Packard Co. 2.10% due 8/14/2008[2]	1,000	999,183
Illinois Tool Works Inc. 2.15% due 8/21/2008	900	898,871
Genentech, Inc. 2.14% due 8/21/2008[2]	750	749,063
Procter & Gamble Co. 2.06% due 8/11/2008[2]	700	699,559
Estée Lauder Companies Inc. 2.07% due 8/13/2008[2]	700	699,477
Paccar Financial Corp. 2.20% due 8/7/2008	500	499,786
JPMorgan Chase & Co. 2.30% due 8/11/2008	500	499,649
Johnson & Johnson 2.05% due 9/3/2008[2]	400	399,225

Total short-term securities (cost: $12,037,752)		12,037,752

Total investment securities (cost: $97,370,801)		108,356,962
Other assets less liabilities		140,399

Net assets		$108,497,361

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

[1]	Security did not produce income during the last 12 months.
[2]	Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $8,443,101, which represented 7.78% of the net assets of the fund.

Key to abbreviation
ADR = American Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, and expenses of the funds. This and other important information is contained in the funds’ prospectus, which should be read carefully before investing.

Endowments, Bond PortfolioSM
Investment portfolio

July 31, 2008

Bonds & notes — 84.45%	Principal amount (000)	Market value

CORPORATE BONDS & NOTES — 43.44%
Financials — 23.53%
Countrywide Financial Corp., Series B, 5.80% 2012	$500	$469,533
MBNA Global Capital Funding, Series B, 3.673% 2027[1]	200	160,185
Countrywide Financial Corp., Series A, 0% 2037[1,2]	1,000	971,880
Hospitality Properties Trust 6.75% 2013	215	200,197
Hospitality Properties Trust 6.30% 2016	400	326,617
Hospitality Properties Trust 5.625% 2017	335	256,769
Hospitality Properties Trust 6.70% 2018	200	163,981
MetLife Capital Trust IV 7.875% 2067[1,2]	300	277,362
MetLife Capital Trust X 9.25% 2068[1,2]	450	457,669
Ford Motor Credit Co. 7.375% 2009	150	136,668
Ford Motor Credit Co. 7.875% 2010	650	553,805
Residential Capital Corp. 8.375% 2010[1]	220	69,300
Residential Capital Corp. 8.50% 2010[2]	85	60,562
General Motors Acceptance Corp. 7.25% 2011	455	312,259
General Motors Acceptance Corp. 4.882% 2014[1]	250	135,189
Resona Bank, Ltd. 5.85% (undated)[1,2]	625	512,636
Development Bank of Singapore Ltd. 7.875% 2009[2]	250	259,113
DBS Bank Ltd. 3.401% 2021[1,2]	250	222,555
Citigroup Inc., Series E, 8.40% (undated)[1]	450	385,871
Citigroup Capital XXI 8.30% 2077[1]	100	91,543
TuranAlem Finance BV 8.50% 2015[2]	400	316,000
TuranAlem Finance BV 8.25% 2037[2]	100	77,625
Lincoln National Corp. 7.00% 2066[1]	425	373,623
JPMorgan Chase & Co., Series I, 7.90% (undated)[1]	150	139,160
JPMorgan Chase Capital XX, Series T, 6.55% 2066	125	102,674
JPMorgan Chase Capital XXII, Series V, 6.45% 2087[1]	125	101,247
Banco Santander-Chile 5.375% 2014[2]	300	293,474
International Lease Finance Corp., Series R, 6.375% 2013	100	86,528
American General Finance Corp., Series I, 5.40% 2015	250	195,160
Royal Bank of Scotland Group PLC 6.99% (undated)[1,2]	300	251,259
Nationwide Financial Services, Inc. 6.75% 2067[1]	335	242,647
Hartford Financial Services Group, Inc. 8.125% 2068[1]	250	240,473
CNA Financial Corp. 6.50% 2016	250	237,441
United Overseas Bank Ltd. 5.375% 2019[1,2]	250	237,273
Fifth Third Bancorp 8.25% 2038	200	157,507
Fifth Third Capital Trust IV 6.50% 2067[1]	125	69,181
Westfield Group 5.70% 2016[2]	250	224,916
New York Life Global Funding 4.65% 2013[2]	200	198,434
Loews Corp. 6.00% 2035	225	195,990
Sovereign Bancorp, Inc. 4.375% 2013[1]	250	192,192
UniCredito Italiano SpA 5.584% 2017[1,2]	200	190,192
SLM Corp., Series A, 4.50% 2010	200	184,322
Kimco Realty Corp., Series C, 4.82% 2014	200	183,118
Capital One Capital III 7.686% 2036[1]	231	175,366
Prudential Holdings, LLC, Series C, 8.695% 2023[2,3]	150	171,627
Capmark Financial Group Inc. 5.875% 2012	250	159,442
Principal Life Insurance Co. 5.30% 2013	150	149,908
American Express Co. 6.15% 2017	150	142,414
Liberty Mutual Group Inc., Series C, 10.75% 2088[1,2]	150	138,287
Chubb Corp. 6.375% 2067[1]	150	137,058
HSBC Holdings PLC 6.50% 2037	150	135,835
HBOS PLC 6.75% 2018[2]	150	135,468
United Dominion Realty Trust, Inc. 6.50% 2009	125	126,516
John Hancock Global Funding II, Series 2004-A, 3.50% 2009[2]	125	124,840
ORIX Corp. 5.48% 2011	125	120,988
Northern Rock PLC 6.594% (undated)[1,2,4]	200	117,000
Simon Property Group, LP 6.125% 2018	125	116,008
Allstate Corp., Series A, 6.50% 2067[1]	125	107,958
Monumental Global Funding 5.50% 2013[2]	100	100,411
CIT Group Inc. 6.10% 2067[1]	250	99,215
Santander Issuances, SA Unipersonal 5.805% 2016[1,2]	100	96,932
Catlin Insurance Ltd. 7.249% (undated)[1,2]	150	89,506
Nationwide Mutual Insurance Co. 7.875% 2033[2]	85	81,347
Credit Agricole SA 6.637% (undated)[1,2]	100	81,052
		13,121,308

Industrials — 4.70%
Continental Airlines, Inc., Series 2001-1, Class A-2, 6.503% 2011[3]	385	346,500
Continental Airlines, Inc., Series 1997-1, Class A, 7.461% 2016[3]	114	94,301
Continental Airlines, Inc., Series 2007-1, Class B, 6.903% 2022[3]	70	49,350
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[3]	173	151,338
Hutchison Whampoa International Ltd. 7.00% 2011[2]	250	262,317
Hutchison Whampoa International Ltd. 6.50% 2013[2]	150	154,133
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664% 2013[2,3]	281	290,173
Delta Air Lines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.417% 2014[3]	200	174,000
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 2024[3]	132	107,978
Canadian National Railway Co. 6.375% 2037	200	197,986
Norfolk Southern Corp. 5.75% 2018	200	195,762
American Airlines, Inc., Series 2001-2, Class A-1, 6.978% 2012[3]	201	189,880
General Electric Capital Corp., Series A, 4.80% 2013	150	147,896
United Air Lines, Inc., Series 2007-1, Class A, 6.636% 2024[3]	143	116,771
CSX Corp. 5.75% 2013	50	48,629
CSX Corp. 6.15% 2037	50	40,421
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G, MBIA insured, 5.70% 2023[2,3]	53	55,746
		2,623,181

Utilities — 3.60%
Midwest Generation, LLC, Series B, 8.56% 2016[3]	83	86,193
Homer City Funding LLC 8.734% 2026[3]	290	308,717
Reliant Energy Resources Corp. 7.75% 2011	250	258,943
AES Ironwood, LLC 8.857% 2025[3]	216	224,536
MidAmerican Energy Holdings Co., Series D, 5.00% 2014	225	219,633
FPL Energy National Wind, LLC 5.608% 2024[2,3]	205	201,033
E.ON International Finance BV 5.80% 2018[2]	200	196,830
National Rural Utilities Cooperative Finance Corp. 5.50% 2013	150	152,645
Abu Dhabi National Energy Co. PJSC (TAQA) 6.50% 2036[2]	150	130,895
PSEG Power LLC 3.75% 2009	125	124,943
Constellation Energy Group, Inc. 6.125% 2009	100	100,984
		2,005,352

Consumer discretionary — 3.45%
Federated Retail Holdings, Inc. 5.35% 2012	150	139,398
Federated Retail Holdings, Inc. 5.90% 2016	300	260,476
Federated Retail Holdings, Inc. 6.375% 2037	250	189,316
News America Inc. 6.65% 2037	300	285,812
Tele-Communications, Inc. 9.80% 2012	215	241,892
D.R. Horton, Inc. 5.25% 2015	300	232,500
Ryland Group, Inc. 5.375% 2012	250	217,500
Time Warner Cable Inc. 6.75% 2018	150	151,540
Seminole Tribe of Florida 5.798% 2013[2,3]	120	120,081
Thomson Reuters Corp. 6.50% 2018	85	85,267
		1,923,782

Telecommunication services — 3.08%
SBC Communications Inc. 6.25% 2011	250	258,794
AT&T Wireless Services, Inc. 7.875% 2011	100	106,610
AT&T Inc. 4.95% 2013	200	200,247
SBC Communications Inc. 5.625% 2016	125	123,966
Nextel Communications, Inc., Series E, 6.875% 2013	400	314,212
Sprint Capital Corp. 8.75% 2032	150	134,185
Telecom Italia Capital SA 5.25% 2015	100	91,290
Telecom Italia Capital SA 7.721% 2038	250	246,802
Embarq Corp. 6.738% 2013	250	240,931
		1,717,037

Energy — 1.97%
Tengizchevroil Finance Co. S.àr.l., Series A, 6.124% 2014[2,3]	279	261,903
Enbridge Energy Partners, LP 7.50% 2038[2]	250	257,510
Rockies Express Pipeline LLC 6.85% 2018[2]	150	152,844
Enterprise Products Operating LLC 5.65% 2013	150	149,836
TransCanada PipeLines Ltd. 6.35% 2067[1]	150	126,960
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009[2,3]	79	79,560
Qatar Petroleum 5.579% 2011[2,3]	67	68,050
		1,096,663

Information technology — 1.21%
Jabil Circuit, Inc. 8.25% 2018	250	250,000
National Semiconductor Corp. 6.15% 2012	150	151,964
Oracle Corp. 5.75% 2018	150	149,929
KLA-Tencor Corp. 6.90% 2018	125	122,345
		674,238

Materials — 0.75%
Alcoa Inc. 5.55% 2017	300	276,020
ArcelorMittal 6.125% 2018[2]	150	143,841
		419,861

Health care — 0.70%
GlaxoSmithKline Capital Inc. 6.375% 2038	150	149,782
CIGNA Corp. 6.35% 2018	150	149,045
Cardinal Health, Inc. 4.00% 2015	100	90,852
		389,679

Consumer staples — 0.45%
Kroger Co. 6.40% 2017	150	153,555
Tyson Foods, Inc. 6.85% 2016[1]	105	97,673
		251,228

Total corporate bonds & notes		24,222,329

MORTGAGE- AND ASSET-BACKED OBLIGATIONS[3] — 21.30%
Freddie Mac 5.00% 2023	494	485,289
Freddie Mac 5.00% 2023	382	375,168
Freddie Mac 5.00% 2023	379	372,006
Freddie Mac 6.00% 2026	421	426,298
Freddie Mac, Series 3156, Class PO, principal only, 0% 2036	108	78,043
Freddie Mac, Series 3257, Class PA, 5.50% 2036	230	227,257
Freddie Mac, Series 3318, Class JT, 5.50% 2037	236	232,668
Fannie Mae, Series 2000-T5, Class B, 7.30% 2010	500	528,293
Fannie Mae, Series 2001-T6B, 6.088% 2011	250	261,520
Fannie Mae 6.00% 2021	16	16,701
Fannie Mae, Series 2001-4, Class GA, 10.191% 2025[1]	25	28,322
Fannie Mae 6.00% 2026	96	97,682
Fannie Mae 7.50% 2031	6	6,151
Fannie Mae, Series 2001-20, Class C, 12.033% 2031[1]	19	21,236
Fannie Mae 5.636% 2037[1]	231	234,924
Fannie Mae 6.50% 2037	134	136,945
Fannie Mae 7.00% 2037	222	231,043
Fannie Mae 7.00% 2037	210	218,431
Fannie Mae 7.00% 2037	188	196,445
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	18	18,729
Crown Castle Towers LLC, Series 2005-1, Class A-FX, 4.643% 2035[2]	200	197,324
Crown Castle Towers LLC, Series 2005-1, Class D, 5.612% 2035[2]	325	307,109
GS Mortgage Securities Corp. II, Series 1998-C1, Class E, 7.17% 2030[1]	250	250,046
GS Mortgage Securities Corp. II, Series 1998-C1, Class D, 7.17% 2030[1]	250	249,570
SBA CMBS Trust, Series 2006-1A, Class A, 5.314% 2036[2]	200	194,228
SBA CMBS Trust, Series 2006-1A, Class D, 5.852% 2036[2]	300	266,262
American Tower Trust I, Series 2007-1A, Class D, 5.957% 2037[2,4]	200	165,706
American Tower Trust I, Series 2007-1A, Class E, 6.249% 2037[2,4]	250	203,385
CS First Boston Mortgage Securities Corp., Series 2004-C4, Class A-4, 4.283% 2039	255	246,090
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-3, 5.23% 2040[1]	125	121,832
SBA CMBS Trust, Series 2005-1, Class D, 6.219% 2035[2,4]	320	304,128
Chase Commercial Mortgage Securities Corp., Series 1998-2, Class A-2, 6.39% 2030	131	130,758
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-2, 7.757% 2032	167	173,257
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026[2]	269	267,462
Residential Accredit Loans, Inc., Series 2003-QS14, Class A-1, 5.00% 2018	106	99,691
Residential Accredit Loans, Inc., Series 2007-QS9, Class A-33, 6.50% 2037	226	164,252
Honda Auto Receivables Owner Trust, Series 2007-2, Class A-4, 5.57% 2013	250	256,575
Bear Stearns Commercial Mortgage Securities Inc., Series 2001-TOP2, Class A-2, 6.48% 2035	250	255,758
Nationwide Building Society, Series 2007-2, 5.50% 2012[2]	250	255,522
Bank of America 5.50% 2012[2]	250	254,014
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-3, 4.14% 2012	250	251,706
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-2, 4.782% 2042	236	235,610
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-2, 4.79% 2042	235	233,630
Nissan Auto Lease Trust, Series 2008-A, Class A-3a, 5.14% 2011	200	201,156
Long Beach Acceptance Auto Receivables Trust, Series 2006-B, Class A-4, FSA insured, 5.18% 2013	200	188,425
American Home Mortgage Assets Trust, Series 2007-3, Class II-2A-1, 6.25% 2037[1]	233	185,922
Wells Fargo Alternative Loan Trust, Series 2007-PA3, Class IV-A-1, 6.50% 2037	230	179,094
Triad Automobile Receivables Trust, Series 2006-C, Class A-3, AMBAC insured, 5.26% 2011	172	168,128
Morgan Stanley Dean Witter Capital I Trust, Series 2001-TOP5, Class A-3, 6.16% 2035	165	166,738
Susquehanna Auto Lease Trust, Series 2007-1, Class A-3, 5.25% 2010[2]	150	152,374
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 6-A, 5.919% 2036[1]	116	90,832
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-12, Class 2-A1, 5.956% 2037[1]	92	60,500
Countrywide Alternative Loan Trust, Series 2005-40CB, Class A-1, 5.50% 2035	173	149,326
IndyMac IMSC Mortgage Loan Trust, Series 2007-F3, Class 3-A-1, 7.00% 2037	180	143,163
AmeriCredit Automobile Receivables Trust, Series 2006-B-G, Class A-4, FGIC insured, 5.21% 2013	150	134,016
Chase Manhattan Bank — First Union National Bank, Commercial Mortgage Trust, Series 1999-1, Class B, 7.619% 2031	125	128,221
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A-2, 7.95% 2025	121	125,330
Residential Funding Mortgage Securities II, Inc., Series 2007-HSA2, Class A-1F, MBIA insured, 8.47% 2037[1]	111	105,390
UPFC Auto Receivables Trust, Series 2005-B, Class A-3, XLCA insured, 4.98% 2011	99	94,804
DLJ Commercial Mortgage Corp., Series 1999-CG1, Class A-1B, 6.46% 2032	94	94,317
CWHEQ Revolving Home Equity Loan Trust, Series 2007-C, Class A, FGIC insured, 2.608% 2037[1]	163	66,541
Vanderbilt Mortgage and Finance, Inc., Series 2001-A, Class B-1, 8.20% 2020	49	48,393
Cendant Timeshare Receivables Funding, LLC, Series 2005-1, Class A-1, FGIC insured, 4.67% 2017[2]	58	45,922
Government National Mortgage Assn. 10.00% 2020	34	38,335
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.486% 2027[1,2]	33	32,705
		11,876,698

BONDS & NOTES OF U.S. GOVERNMENT & GOVERNMENT AGENCIES — 18.90%
U.S. Treasury 4.25% 2012	1,300	1,359,215
U.S. Treasury 4.25% 2013	4,282	4,481,712
U.S. Treasury 12.50% 2014	1,200	1,320,468
U.S. Treasury 11.25% 2015	800	1,158,440
U.S. Treasury 4.50% 2017	1,025	1,069,403
U.S. Treasury 6.00% 2026	300	349,569
U.S. Treasury 4.50% 2036	590	578,802
Freddie Mac 5.00% 2018	250	221,943
		10,539,552

BONDS & NOTES OF GOVERNMENT AGENCIES OUTSIDE THE U.S. — 0.53%
Israeli Government 7.50% 2014[4]	ILS935	293,726

MUNICIPALS — 0.28%
State of South Dakota, Educational Enhancement Funding Corp., Tobacco Settlement Asset-backed Bonds,
Series 2002-A, Class A, 6.72% 2025	$145	132,385
State of Louisiana, Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds,
Series 2001-A, Class A, 6.36% 2025	25	24,880
		157,265

Total bonds & notes (cost: $49,530,021)		47,089,570

Convertible securities — 0.57%	Shares

FINANCIALS — 0.57%
Bank of America Corp., Series L, 7.25% convertible preferred	250	233,250
Fannie Mae, Series 2004-1, 5.375% convertible preferred	2	84,000

Total convertible securities (cost: $419,500)		317,250

Preferred securities — 9.90%

FINANCIALS — 9.90%
Fannie Mae, Series O, 7.00%[1,2]	23,175	701,044
HSBC Capital Funding LP, Series 1, 9.547% noncumulative step-up1,2	400,000	416,475
Santander Finance Preferred S.A., Unipersonal, Series 4, 6.80%	10,000	203,100
Santander Finance Preferred S.A., Unipersonal, 6.50%	10,000	192,500
BNP Paribas 7.195%[1,2]	200,000	172,403
BNP Paribas Capital Trust 9.003% noncumulative trust[1,2]	150,000	152,972
Standard Chartered PLC 6.409%[1,2]	400,000	319,944
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed perpetual capital securities[2]	10,000	290,313
Freddie Mac, Series Z, 8.375%	10,950	186,834
Freddie Mac, Series V, 5.57%	8,300	97,131
Washington Mutual Preferred Funding Trust IV 9.75%[1,2,4]	300,000	153,000
Washington Mutual Preferred Funding Trust I, Series A-1, 6.534%[1,2]	400,000	120,259
National Bank of Canada, Series A, 8.35% exchangeable depositary shares	10,000	261,500
ILFC E-Capital Trust II 6.25%[1,2]	255,000	209,290
Aspen Insurance Holdings Ltd. 7.401% noncumulative[1]	11,600	206,625
Chuo Mitsui Trust and Banking Co., Ltd. 5.506%[1,2]	250,000	205,067
Barclays Bank PLC 7.434%[1,2]	200,000	172,440
ING Capital Funding Trust III 8.439% noncumulative[1]	170,000	172,078
MUFG Capital Finance 1 Ltd. 6.346% noncumulative[1]	200,000	171,710
QBE Capital Funding II LP 6.797%[1,2]	200,000	164,954
XL Capital Ltd., Series E, 6.50%[1]	250,000	162,737
Shinsei Finance II (Cayman) Ltd. 7.16% noncumulative[1,2]	250,000	159,766
PNC Preferred Funding Trust I 6.517%[1,2]	200,000	136,755
DBS Capital Funding Corp., Series A, 7.657% noncumulative guaranteed preference shares[1,2]	125,000	126,302
Société Générale 5.922%[1,2]	150,000	125,350
AXA SA, Series B, 6.379%[1,2]	150,000	121,734
Lloyds TSB Group PLC 6.267%[1,2]	150,000	118,211

Total preferred securities (cost: $7,162,477)		5,520,494

Common stocks — 0.01%

INDUSTRIALS — 0.01%
Northwest Airlines Corp.[5]	352	3,224

Total common stocks (cost: $7,082)		3,224

	Principal amount
Short-term securities — 2.69%	(000)

General Electric Capital Corp. 2.18% due 8/1/2008	$900	899,946
E.I. duPont de Nemours and Co. 2.04% due 8/8/2008[2]	600	599,728

Total short-term securities (cost: $1,499,673)		1,499,674

Total investment securities (cost: $58,618,753)		54,430,212
Other assets less liabilities		1,325,308

Net assets		$55,755,520

[1]	Coupon rate may change periodically.
[2]
Purchased in a transaction exempt from registration under the Securities Act of 1933. May be resold in the United States in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $15,174,484, which represented 27.22% of the net assets of the fund.

[3]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[4]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $1,236,945, which represented 2.22% of the net assets of the fund.
[5]	Security did not produce income during the last 12 months.

Key to abbreviation
ILS = Israeli shekels

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, and expenses of the funds. This and other important information is contained in the funds’ prospectus, which should be read carefully before investing.

MFGEFP-985-0908O-S15873

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of
Endowments:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Endowments (the “Trust”), comprising the Growth and Income and Bond Portfolios as of July 31, 2008, and for the year then ended and have issued our report thereon dated September 10, 2008, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Trust’s investment portfolio (the “Schedule”) as of July 31, 2008, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Trust’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Trust referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
September 10, 2008

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a committee on governance comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the committee on governance of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee on governance.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENDOWMENTS

By /s/ Robert G. O'Donnell
Robert G. O'Donnell, Vice Chairman and Principal Executive Officer

Date: October 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Robert G. O'Donnell
Robert G. O'Donnell, Vice Chairman and Principal Executive Officer

Date: October 8, 2008

By /s/ Dori Laskin
Dori Laskin, Treasurer and Principal Financial Officer

Date: October 8, 2008